UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

Nuburu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7442 S Tucson Way, Suite 130 Centennial, CO 80112	80112
(Address of principal executive offices)	(Zip Code)

(720) 767-1400

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BURU WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On January 31, 2023 (the “Closing Date”), Nuburu, Inc., a Delaware corporation f/k/a Tailwind Acquisition Corp. (“Nuburu,” the “Company,” “we,” “us” or “our”), consummated the previously announced business combination pursuant to that certain Business Combination Agreement, dated August 5, 2022 (the “Business Combination Agreement”), by and among Nuburu, Compass Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Nuburu Subsidiary, Inc., a Delaware corporation f/k/a Nuburu, Inc. (“Legacy Nuburu”), following approval thereof at a special meeting of the Company’s stockholders held on December 27, 2022 (the “Special Meeting”).

Pursuant to the terms of the Business Combination Agreement, a business combination between the Company and Legacy Nuburu was effected through the merger of Merger Sub with and into Legacy Nuburu, with Legacy Nuburu as the surviving company in the Business Combination, and after giving effect to such merger, continuing as a wholly owned subsidiary of Nuburu (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). On the Closing Date, the registrant changed its name from Tailwind Acquisition Corp. to Nuburu, Inc.

At the effective time of the Merger (the “Effective Time”), in accordance with the terms and subject to the conditions of the Business Combination Agreement:

•

each share of Legacy Nuburu preferred stock, par value $0.0001 per share (“Legacy Nuburu Preferred Stock”), issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive the number of shares of common stock, par value $0.0001 per share, of Nuburu (the “Common Stock”) equal to the greater of (A) the quotient obtained from (x) the applicable Preferred Stock Liquidation Preference (as defined in the Business Combination Agreement) of such share of Legacy Nuburu Preferred Stock divided by (y) $10.00, and (B) the product of (x) the number of shares of Legacy Nuburu Common Stock (as defined below) that such share of Legacy Nuburu Preferred Stock would be entitled to convert into as of immediately prior to the Effective Time in accordance with Legacy Nuburu’s amended and restated certificate of incorporation, multiplied by (y) the Common Stock Exchange Ratio (as defined in the Business Combination Agreement) (the “Preferred Stock Exchange Ratio”);

•

each share of Legacy Nuburu common stock, par value $0.0001 per share (“Legacy Nuburu Common Stock”), issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive the number of shares of Common Stock equal to the Common Stock Exchange Ratio;

•

each option to purchase shares of Legacy Nuburu Common Stock outstanding immediately prior to the Effective Time (each such option, a “Legacy Nuburu Option”), whether vested or unvested and whether granted under Legacy Nuburu’s 2015 Equity Incentive Plan or otherwise, was converted into an option to purchase a number of shares of Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Legacy Nuburu Common Stock subject to such Legacy Nuburu Option immediately prior to the Effective Time and (y) the Common Stock Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to the quotient of (A) the exercise price per share of such Legacy Nuburu Option immediately prior to the Effective Time divided by (B) the Common Stock Exchange Ratio. Except as specifically provided above, following the Effective Time, each Exchanged Option continues to be governed by the same terms and conditions, including vesting and exercisability terms, as were applicable to the corresponding former option immediately prior to the Effective Time;

•

each restricted stock unit granted by Legacy Nuburu under Legacy Nuburu’s 2015 Equity Incentive Plan that was outstanding immediately prior to the Effective Time (each a “Legacy Nuburu RSU”) was converted into a restricted stock unit covering shares of Common Stock (such restricted stock unit covering shares of Common Stock, an “Exchanged RSU”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares subject to the Legacy Nuburu RSU immediately prior to the Effective Time and (y) the Common Stock Exchange Ratio. Except as specifically provided above, following the Effective Time, each Exchanged RSU continues to be governed by the same terms and conditions as were applicable to the corresponding former restricted stock unit outstanding immediately prior to the Effective Time;

•

each outstanding warrant to purchase shares of Legacy Nuburu Common Stock was “net exercised” as of immediately prior to the Effective Time in accordance with its terms, is no longer outstanding, and was subsequently converted into Common Stock at the Effective Time as further described above; and

•

each outstanding senior convertible promissory note issued by Legacy Nuburu (each a “Legacy Nuburu Note”) was canceled and converted into shares of Legacy Nuburu Common Stock in accordance with their terms as of immediately prior to the Effective Time, which shares were then outstanding as Legacy Nuburu Common Stock as of immediately prior to the Effective Time and subsequently converted into Common Stock at the Effective Time as further described above (and with such shares being entitled to participate in the Preferred Stock Issuance (as defined below)).

The Common Stock Exchange Ratio and Preferred Stock Exchange Ratios are further defined in, and calculated in accordance with the terms of, the Business Combination Agreement and represent the number of shares of Common Stock which each share of Legacy Nuburu capital stock of each class or series was canceled and converted into the right to receive pursuant to the applicable provisions of the Business Combination Agreement. The approximate (rounded) amounts of the Common Stock Exchange Ratio and Preferred Stock Exchange Ratios are set forth below:

Legacy Nuburu Class / Series	Exchange Ratio
Legacy Nuburu Common Stock	0.515
Legacy Nuburu Series A Preferred Stock	0.566
Legacy Nuburu Series A-1 Preferred Stock	0.599
Legacy Nuburu Series B Preferred Stock	0.831
Legacy Nuburu Series B-1 Preferred Stock	0.515
Legacy Nuburu Series C Preferred Stock	1.146

Additionally, prior to the closing of the Business Combination (the “Closing”), the Company’s board of directors (the “Board”) declared an issuance in the form of shares of Series A preferred stock (the “Preferred Stock Issuance”), par value $0.0001 per share, of the Company (“Series A Preferred Stock”), to the holders of record of Common Stock as of the close of business on the Closing Date (other than (A) stockholders of Legacy Nuburu who waived their entire right to participate in the Preferred Stock Issuance (which, for clarity, excluded such waiver with respect to shares of Common Stock to be received as a result of the conversion of any Legacy Nuburu Note) and (B) Tailwind Sponsor LLC, a Delaware limited liability company (the “Sponsor”), which waived, for no consideration, its right to a portion of the Preferred Stock Issuance, as further described in the Amended and Restated Sponsor Support and Forfeiture Agreement, dated January 31, 2023, by and between the Sponsor and the Company, with one share of Series A Preferred Stock issued in respect of each share of Common Stock held by such holders. For clarity, any stockholder of the Company that elected to redeem its shares in connection with the Business Combination was not eligible to participate in the Preferred Stock Issuance with respect to the shares it had so redeemed, as such holder was not a record holder of Common Stock with respect to such shares as of the close of business on the Closing Date.

As of the open of trading on February 1, 2023, the Common Stock and public warrants of Nuburu began trading on the NYSE American LLC (“NYSE American”) as “BURU” and “BURU WS,” respectively. The Series A Preferred Stock is not publicly traded and Nuburu does not intend to apply to list the Series A Preferred Stock on any securities exchange or nationally recognized trading system, including the NYSE American, NYSE or Nasdaq.

Concurrently with the execution of the Business Combination Agreement, Nuburu entered into a Purchase Agreement (the “Lincoln Park Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”) to establish a committed funding agreement. Pursuant to the terms of the Lincoln Park Purchase Agreement, following consummation of the Business Combination and upon satisfaction of the conditions set forth in the Lincoln Park Purchase Agreement, including the effectiveness of a registration statement covering the resale of any shares of Common Stock issued to Lincoln Park under the Lincoln Park Purchase Agreement, Nuburu has the right, but not the obligation, to direct Lincoln Park to purchase certain amounts of Common Stock up to an aggregate of $100 million over the term of the Lincoln Park Purchase Agreement. Nuburu also entered into a Registration Rights Agreement, providing for the registration of the shares of the Company’s Common Stock issuable in respect of the Lincoln Park Purchase Agreement (the “Lincoln Park Registration Rights Agreement”).

Descriptions of the Business Combination, the Lincoln Park Purchase Agreement and the Lincoln Park Registration Rights Agreement are included in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2022 (the “Proxy Statement”) in the sections entitled “The Business Combination” beginning on page 171, “The Business Combination Agreement” beginning on page 186 and “Other Agreements — Lincoln Park Purchase Agreement and Registration Rights Agreement” beginning on page 205. The foregoing descriptions of each of the Business Combination Agreement, the Lincoln Park Purchase Agreement and the Lincoln Park Registration Rights Agreement are qualified in their entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference, the Lincoln Park Purchase Agreement, a copy of which is attached hereto as Exhibit 10.18 and incorporated herein by reference, and the Lincoln Park Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.19 and incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Indemnification Agreements

In connection with the Closing, on January 31, 2023, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.27 and incorporated herein by reference.

Third Amendment to Registration Rights and Lock-Up Agreement

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), previously agreed with the Company to accept shares (the “Consideration Shares”) as payment for certain services rendered in connection with the Business Combination. On January 31, 2023, Tailwind and certain other parties entered into an amendment (the “Third Amendment to Registration Rights and Lock-Up Agreement”) to that certain Amended and Restated Registration Rights and Lock-Up Agreement, dated August 5, 2022, by and among the Company and the Holders (as defined therein), as amended by the Amendment to Amended and Restated Registration Rights and Lock-Up Agreement dated November 22, 2022 and the Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement dated January 31, 2023 (the “Registration Rights and Lock-Up Agreement”). The Third Amendment to Registration Rights and Lock-Up Agreement further amends the original Registration Rights and Lock-Up Agreement to, among other things, (a) amend the parties to the Registration Rights and Lock-Up Agreement, (b) amend the defined term “Lock-Up Period” to specify the lock-up period applicable to the

Consideration Shares held by CCM, which lasts until the earlier of September 30, 2023 or such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common Stock for cash, securities or other property, (c) expand the definition of “New Holder” to include CCM, (d) expand the scope of “Restricted Securities” to include the Consideration Shares and (e) allow CCM to transfer any shares of Common Stock prior to the expiration of the Lock-Up Period if the sale price of the Common Stock at which the transfer occurs (x) equals or exceeds the volume-weighted average price per share of Common Stock for the previous trading day, and (y) exceeds $5.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); provided, however, that any such transfer(s) by CCM may not exceed more than 20% of the traded volume on the date of transfer. The amendments set forth in the Third Amendment to Registration Rights Agreement became effective immediately following the closing of the Business Combination.

The foregoing description of the Third Amendment to Registration Rights and Lock-Up Agreement is qualified in its entirety by the full text of the amendment, which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

At the Special Meeting, the Company’s stockholders approved the Business Combination. On January 31, 2023, the parties to the Business Combination Agreement completed the Business Combination.

Immediately after giving effect to the completion of the Business Combination, there were outstanding:

•	32,990,092 shares of Common Stock; and

•	2,843,453 shares of Series A Preferred Stock; and

•	16,710,785 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share.

The material terms and conditions of the Business Combination Agreement are described in the section “The Business Combination Agreement” beginning on page 186 of the Proxy Statement, which are incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Business Combination Agreement, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward Looking Statements

This report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this report, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of Nuburu, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Nuburu and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Nuburu, Legacy Nuburu, or others and any definitive agreements with respect thereto; (2) the inability to meet the continued listing standards of the NYSE American or another securities exchange; (3) the risk that the Business Combination disrupts current plans and operations of Nuburu; (4) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Nuburu to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the Business Combination; (6) changes in applicable laws or regulations; (7) the possibility that Nuburu or Legacy Nuburu may be adversely affected by other economic, business and/or competitive factors; (8) the inability to obtain financing from Lincoln Park; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; and (11) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Proxy Statement and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Nuburu nor Legacy Nuburu gives any assurance that either Nuburu or Legacy Nuburu will achieve its expected results. Neither Nuburu nor Legacy Nuburu undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Business and Properties

The business and properties of the Company and Legacy Nuburu prior to the Business Combination are described in the Proxy Statement in the sections entitled “Information About Tailwind” beginning on page 101 and “Information About Nuburu” beginning on page 116 of the Proxy Statement, respectively, which are incorporated herein by reference.

The Company’s investor relations website is located at https://ir.nuburu.net/. The Company uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. The Company also makes available, free of charge, on its investor relations website under “SEC Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

Risks associated with the Company’s business are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

Historical Audited Financial Statements

The historical audited financial statements of Legacy Nuburu for the years ended December 31, 2021 and 2020, and the related notes are included in the Proxy Statement beginning on page F-45 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements of Legacy Nuburu as of and for the nine months ended September 30, 2022 and 2021, have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC. The unaudited financial information reflects, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of Legacy Nuburu’s financial position, results of operations and cash flows for the periods indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year. The unaudited condensed financial statements of Legacy Nuburu are included in the Proxy Statement beginning on page F-63 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company and Legacy Nuburu as of and for the nine months ended September 30, 2022 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Legacy Nuburu for the period prior to the Business Combination is included in the Proxy Statement in the section entitled “Nuburu Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 144 of the Proxy Statement, which is incorporated herein by reference.

Quantitative and Qualitative Disclosure about Market Risk

Reference is made to the disclosures contained in the Proxy Statement beginning on page 155 in the section entitled “Nuburu Management’s Discussion and Analysis of Financial Condition and Results of Operations — Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference.

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock and Series A Preferred Stock immediately following Closing, by:

•	each person or “group” who is known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all current named executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of the Company’s Common Stock is based on 32,990,092 shares of Common Stock and 2,843,453 shares of Series A Preferred Stock outstanding as of the close of business on the Closing Date including (i) giving effect to the issuance of 200,000 shares of Common Stock to Lincoln Park pursuant to the Lincoln Park Purchase Agreement, (ii) the Sponsor’s forfeiture of 7,205,393 shares of Class B Common Stock, (iii) the Sponsor’s transfer of 200,000 shares of Common Stock to unaffiliated third parties, (iv) the Sponsor’s forfeiture and cancellation of 9,700,000 Private Placement Warrants for no consideration and (v) the Preferred Stock Issuance. This table is based upon information supplied by named executive officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Common Stock(1)			Preferred Stock
Name of Beneficial Owner(2)	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned(3)	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Five percent holders:
Anzu Investors(4)	18,345,111		55.6%	1,081,361		38.0%
Tailwind Sponsor LLC(5)	950,000		2.9%	650,000		22.9%
Wilson-Garling 2020 Family Trust uad 9/20/20(6)	3,688,768		11.2%	121,205		4.3%
Named Executive Officers and Directors:
Dr. Mark Zediker(7)	4,958,508		14.8%	—		—
Brian Knaley(8)	93,521		*	—		—
Brian Faircloth(9)	128,847		*	—		—
Ron Nicol(10)	599,862		1.8%	121,308		4.3%
Dr. Ake Almgren	12,476	*		12,476	*
Daniel Hirsch(4)	17,702,446		53.7%	923,527		32.5%
Lily Yan Hughes	—		—			—%
Kristi Hummel	—		—	—		—%
Elizabeth Mora	—		—	—		—%
All current directors and executive officers as a group (9 persons)	23,495,659		71.0%	1,057,311		37.2%

*	Represents beneficial ownership of less than 1%.
(1)

Does not include the underlying shares of Common Stock issuable upon conversion of Preferred Stock pursuant to the terms of the Certificate of Designations. The actual number of Common Stock issuable upon conversion of Preferred Stock will depend on the then outstanding conversion rate as determined from time to time pursuant to the terms of the Certificate of Designations (see the section in the Proxy Statement entitled “Description of New Nuburu Capital Stock —   Preferred Stock —   Conversion Rights” beginning on page 248) . A conversion rate equal to $10.00 divided by $5.00 represents the maximum number of shares issuable to holders of Preferred Stock (subject to equitable adjustment in the event of a stock split, stock consolidation, subdivision or certain other events of a similar nature that increase or decrease the number of shares of Preferred Stock outstanding).

(2)	Unless otherwise noted, the business address of each of the beneficial owners is c/o Nuburu, Inc. 7442 S Tucson Way, Suite 130, Centennial, CO 80112.
(3)

Calculation of percentage of shares beneficially owned assumes the exercise of all options and/or RSUs beneficially owned by the beneficial owner that are exercisable or exercisable within 60 days of the Closing Date.

(4)

Includes (i) 4,024,512 shares of Common Stock and 97,409 shares of Preferred Stock held by Anzu Nuburu LLC, (ii) 1,851,063 shares of Common Stock and 44,767 shares of Preferred Stock held by Anzu Nuburu II LLC, (iii) 1,521,036 shares of Common Stock and 36,937 shares of Preferred Stock held by Anzu Nuburu III LLC, (iv) 10,127,833 shares of Common Stock and 244,414 shares of Preferred Stock held by Anzu Nuburu V LLC, (v) 178,002 shares of Common Stock and 500,000 shares of Preferred Stock held by Anzu Partners LLC, (vi) with respect to the Anzu Investors only, 503,141 shares of Common Stock and 121,411 shares of Preferred Stock held by David Seldin, (vii) with respect to the Anzu Investors only, 103,101 shares of Common Stock held by David & Jennifer Michael Family Ltd Partnership, (viii) with respect to the Anzu Investors only, 24,282 shares of Common Stock and 24,282 shares of Preferred Stock held by CST Global LLC and (ix) with respect to the Anzu Investors only, 12,141 shares of Common Stock and 12,141 shares of Preferred Stock held by Whitney Haring-Smith. The foregoing Anzu Investors have entered into the 10b5-1 Sales Plan (as defined in the Proxy Statement) authorizing Tigress Financial Partners, LLC to sell all of the shares of Common Stock received by the Anzu Investors at Closing during the period specified in such plan, subject to certain price and volume parameters and other conditions set forth in such plan (for a more detailed discussion of such parameters and conditions see the information included in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions — New Nuburu — Permitted Anzu SPV Transactions” beginning on page 272), and therefore may be deemed a “group” as that term is used in Section 13(d)(3) of the Exchange Act. Mr. Hirsch, together with Mr. Seldin, a Managing Partner of Anzu Partners LLC, and Debrah C. Herman, Chief Financial Officer of Anzu Partners LLC, each serve as the managers of each of Anzu Nuburu LLC, Anzu Nuburu II LLC, Anzu Nuburu III LLC and Anzu Nuburu V LLC (the “Anzu SPVs”) and share voting and investment power with respect thereto. The principal office of each of the Anzu Investors is 12610 Race Track Road, Suite 250, Tampa Florida 33626.
(5)

Philip Krim has voting and investment discretion with respect to the shares of Common Stock and Preferred Stock held by the Sponsor and, accordingly, may be deemed to the beneficial holder thereof. The business address of the Sponsor is 1545 Courtney Avenue, Los Angeles, California 90046.

(6)

Includes (i) 3,311,410 shares of Common Stock held by Wilson-Garling 2020 Family Trust uad 9/20/20, of which Jill Garling is the trustee, and (ii) 377,358 shares of Common Stock and 121,205 shares of Preferred Stock held by W-G Investments LLC, of which Ms. Garling is a member and of which her spouse, Thomas Wilson, is the sole manager.

(7)

Includes (i) 4,308,203 shares of Common Stock held by Dr. Zediker, (ii) 645,152 shares of Common Stock that may be acquired within 60 days of the Closing Date pursuant to stock options held by Dr. Zediker, and (iii) 5,153 shares of Common Stock that may be acquired within 60 days of the Closing Date pursuant to stock options held by Dr. Zediker’s spouse.

(8)	Represents 93,521 shares of Common Stock that may be acquired within 60 days of the Closing Date pursuant to stock options held by Mr. Knaley.
(9)	Represents 128,847 shares of Common Stock that may be acquired within 60 days of the Closing Date pursuant to RSUs held by Mr. Faircloth.
(10)

Includes (i) 121,308 shares of Common Stock and 121,308 shares of Preferred Stock held by Eunomia, LP, of which Mr. Nicol is the manager, (ii) 145,696 shares of Common Stock held by Mr. Nicol, and (iii) 332,858 shares of Common Stock that may be acquired within 60 days of the Closing Date pursuant to stock options held by Mr. Nicol.

Directors and Executive Officers

In connection with the Closing, each of Chris Hollod and Matt Eby, resigned as the Chief Executive Officer and the Chief Financial Officer of the Company, respectively, effective as of the Effective Time.

Information with respect to the Company’s directors and executive officers following the Closing is included in the Proxy Statement in the section entitled “New Nuburu Management After the Business Combination” beginning on page 163, which information is incorporated herein by reference.

Independence of Directors

Information with respect to the independence of the directors of the Company following the Closing is set forth in the Proxy Statement in the section entitled “New Nuburu Management After the Business Combination — Director Independence” beginning on page 166, which information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board following the Closing is set forth in the Proxy Statement in the sections entitled “New Nuburu Management After the Business Combination — Role of the New Nuburu Board in Risk Oversight/Risk Committee,” “New Nuburu Management After the Business Combination — Board Committees” and “New Nuburu Management After the Business Combination — Compensation Committee Interlocks and Insider Participation” beginning on page 169, which information is incorporated herein by reference.

Executive and Director Compensation

Information regarding executive and director compensation is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The information set forth in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 268 of the Proxy Statement is incorporated herein by reference.

The information set forth in the sections entitled “Second Amendment to Registration Rights and Lock-Up Agreement,” “Amended and Restated Sponsor Support and Forfeiture Agreement” and “Amended and Restated Letter Agreement” in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on January 31, 2023 is incorporated herein by reference.

Legal Proceedings

The information set forth in the section entitled “Information About Nuburu — Legal Proceedings” on page 134 of the Proxy Statement is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information set forth in the section entitled “Public Trading Markets” beginning on page 185 and the section entitled “Description of New Nuburu Capital Stock” beginning on page 248 of the Proxy Statement is incorporated herein by reference. Additional information regarding holders of the Company’s securities is set forth below in the section of this Current Report on Form 8-K titled “Description of Registrant’s Securities.”

As of the open of trading on February 1, 2023, the Common Stock and warrants of Nuburu began trading on the NYSE American as “BURU” and “BURU WS,” respectively. The Series A Preferred Stock is not publicly traded and Nuburu does not intend to apply to list the Series A Preferred Stock on any securities exchange or nationally recognized trading system, including the NYSE American, NYSE or Nasdaq. On the Closing Date, the Company’s outstanding units separated into their component parts and ceased trading on the NYSE American.

As of the Closing Date, there were 32,990,092 shares of Common Stock issued and outstanding held of record by approximately 80 holders (excluding DTC participants or beneficial owners holding shares through nominee names), 2,843,453 shares of Series A Preferred Stock issued and outstanding held of record by approximately 24 holders (excluding DTC participants or beneficial owners holding shares through nominee names) and 16,710,785 warrants, each exercisable for one share of Common Stock, at a price of $11.50 per share.

Dividends

Nuburu has not paid any cash dividends on the Common Stock or Series A Preferred Stock to date. Nuburu may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, Nuburu’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, Nuburu’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness Nuburu or its subsidiaries incur. Nuburu does not anticipate declaring any cash dividends to holders of the Common Stock or Series A Preferred Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure set forth below in Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The information set forth in the section entitled “Description of New Nuburu Capital Stock” beginning on page 248 of the Proxy Statement is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth in the section entitled “New Nuburu Management After the Business Combination — Limitation on Liability and Indemnification of Directors and Officers” beginning on page 169 of the Proxy Statement is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth below in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth below in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company’s outstanding units separated into their component parts and the units ceased trading on the NYSE American.

Item 3.02	Unregistered Sales of Equity Securities.

In multiple closings in August 2020, Legacy Nuburu issued and sold an aggregate of 24,625,000 shares of Series B-1 Preferred Stock, at a purchase price of $0.80 per share, for an aggregate purchase price of $19.7 million. In multiple closing in December 2021 and January 2022, Legacy Nuburu sold an aggregate of 1,166,372 shares of Legacy Nuburu Series C Preferred Stock, at a purchase price of $5.00 per share, for an aggregate purchase price of approximately $6 million. The foregoing issuances were made in transactions not involving a public offering pursuant to an exemption from the registration requirements of the Securities Act in reliance upon Section 4(a)(2) of the Securities Act or Regulation D promulgated under the Securities Act.

Since January 1, 2020, Legacy Nuburu issued and sold to certain of its employees, directors, consultants and other service providers an aggregate of 867,206 shares of Legacy Nuburu Common Stock upon the exercise of options under Legacy Nuburu’s 2015 Equity Incentive Plan, at exercise prices per share ranging from $0.15 to $2.24, for a weighted-average exercise price of approximately $0.19. Such shares were issued in reliance upon the exemption provided in Rule 701 under the Securities Act.

Since January 1, 2020, Legacy Nuburu granted to certain of its employees, directors, consultants and other service providers options to purchase an aggregate of 10,413,686 shares of Legacy Nuburu Common Stock under Legacy Nuburu’s 2015 Equity Incentive Plan at exercise prices per share ranging from $0.15 to $3.15, for a weighted-average exercise price of approximately $1.56. Such grants were made in reliance upon the exemption provided in Rule 701 under the Securities Act.

Since January 1, 2020, Legacy Nuburu granted to certain of its employees restricted stock units an aggregate of 1,053,000 shares of Legacy Nuburu Common Stock under the Nuburu 2015 Plan at a weighted average grant date fair value of $3.15 per share. Such grants were made in reliance upon the exemption provided in Rule 701 under the Securities Act.

In multiple closings over the course of March, August and December 2022 and January 2023, Nuburu issued and sold Legacy Nuburu Notes with aggregate gross proceeds of $11.4 million. Pursuant to their terms, the Legacy Nuburu Notes accrued interest at a rate of 8% per annum, and the outstanding principal amount of and all accrued and unpaid interest on the Legacy Nuburu Notes (the “Conversion Amount”) was, immediately prior to the consummation of the Business Combination, automatically converted into that number of shares of Legacy Nuburu Common Stock that would, upon consummation of the Business Combination, receive a number of Common Stock equal to (x) the Conversion Amount divided by (y) $8.50. The foregoing issuances were made in transactions not involving a public offering pursuant to an exemption from the registration requirements of the Securities Act in reliance upon Section 4(a)(2) of the Securities Act or Regulation D promulgated under the Securities Act.

On the Closing Date, the Company issued 200,000 shares of Common Stock to Lincoln Park pursuant to the Lincoln Park Purchase Agreement. The description of the Lincoln Park Purchase Agreement under the section of this Current Report on Form 8-K entitled “Introductory Note” is incorporated into this Item 3.02 by reference. The foregoing issuance was made in a transaction not involving a public offering pursuant to an exemption from the registration requirements of the Securities Act in reliance upon Section 4(a)(2) of the Securities Act or Regulation D promulgated under the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

At the Special Meeting, the Company’s stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement in the sections entitled “Proposal No. 2 — The Charter Proposal” beginning on page 210, and “Proposal No. 3 — Advisory Charter Proposals” beginning on page 213 (together with Proposal No. 2, the “Charter Proposals”), and that information is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the Company’s certificate of incorporation was amended and restated (as amended, the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation became effective upon filing with the Secretary of State of the State of Delaware on January 31, 2023 and includes the amendments proposed by the Charter Proposals.

On the Closing Date, in connection with the consummation of the Business Combination, the Company filed a certificate of designation (the “Certificate of Designation”). The Certificate of Designation became effective upon filing with the Secretary of State of the State of Delaware on January 31, 2023.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Certificate of Designation, there are 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock authorized, of which 25,000,000 are designated as shares of Series A Preferred Stock. The disclosure set forth in the sections entitled “Description of New Nuburu Capital Stock” beginning on page 248 of the Proxy Statement is incorporated herein by reference.

In connection with the Closing, the Board ratified, approved and adopted the Amended and Restated Certificate of Incorporation, the Certificate of Designations and ratified the Company’s existing amended and restated bylaws (the “Bylaws”).

The foregoing descriptions of the Amended and Restated Certificate of Incorporation, Certificate of Designations and Bylaws do not purport to be complete and are qualified in their entirety by the terms of the Amended and Restated Certificate of Incorporation, Certificate of Designations and Bylaws, which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the sections entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 209 of the Proxy Statement and “The Business Combination Agreement” beginning on page 186 of the Proxy Statement and “Introductory Note” and Item 2.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers,” “Executive and Director Compensation” and “Certain Relationships and Related Party Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Nuburu, Inc. 2022 Equity Incentive Plan

At the Special Meeting, the stockholders of the Company considered and approved the 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan had been previously approved, subject to stockholder approval, by the Board on December 4, 2022. The 2022 Plan became effective as of the Closing Date.

A description of the 2022 Plan is set forth in Exhibit 99.3 hereto in the section entitled “Employee Benefit and Stock Plans — Nuburu, Inc. 2022 Equity Incentive Plan” and is incorporated herein by reference. The aforementioned description of the 2022 Plan is qualified in its entirety by the full text of the 2022 Plan, which is attached hereto as Exhibit 10.20 and incorporated herein by reference.

Nuburu, Inc. Employee Stock Purchase Plan

At the Special Meeting, the stockholders of the Company considered and approved the Nuburu, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). The ESPP had been previously approved, subject to stockholder approval, by the Board on December 4, 2022. The ESPP became effective as of the Closing Date.

A description of the ESPP is set forth in Exhibit 99.3 hereto in the section entitled “Employee Benefit and Stock Plans — Employee Stock Purchase Plan” and is incorporated herein by reference. The aforementioned description of the ESPP is qualified in its entirety by the full text of the ESPP, which is attached hereto as Exhibit 10.21 and incorporated herein by reference.

Executive Incentive Compensation Plan

Effective as of the Closing Date, the Board considered and approved the Executive Incentive Compensation Plan (the “Incentive Compensation Plan”). The Incentive Compensation Plan will allow the Company to grant incentive awards, generally payable in cash, to employees selected by the administrator of the Incentive Compensation Plan upon the achievement of specified goals and/or objectives. A description of the Incentive Compensation Policy is set forth in Exhibit 99.3 hereto in the section entitled “Employee Benefit and Stock Plans — Executive Incentive Compensation Plan” and is incorporated herein by reference.

The foregoing description of the Incentive Compensation Plan is qualified in its entirety by the full text of the Incentive Compensation Plan, a copy of which is filed as Exhibit 10.22 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Following the consummation of the Business Combination, on January 31, 2023, the Board approved and adopted a new Code of Business Conduct and Ethics (the “Code of Conduct”). The Code of Conduct applies to all of the Company’s employees, executive officers and directors. The foregoing description of the Code of Conduct is qualified in its entirety by the full text of the Code of Conduct, which is available on the investor relations page of the Company’s website.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Business Combination Agreement are included in the Proxy Statement in the sections entitled “The Business Combination” beginning on page 171 and “The Business Combination Agreement” beginning on page 186 and in the information set forth under “Introductory Note” and in the information set forth under Item 2.01 in this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Legacy Nuburu as of and for the years ended December 31, 2021 and 2020 and the related notes are included in the Proxy Statement beginning on page F-45 of the Proxy Statement and are incorporated herein by reference.

The unaudited consolidated financial statements of Legacy Nuburu as of and for the nine months ended September 30, 2022 and 2021 and the related notes are included in the Proxy Statement beginning on page F-63 of the Proxy Statement and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Legacy Nuburu as of and for the nine months ended September 30, 2022 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(c)    Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of August 5, 2022, by and among the Company, Merger Sub and Legacy Nuburu (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2022).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on September 9, 2020).

3.3	Certificate of Designations of the Company.

4.1	Specimen Common Stock Certificate.

4.2	Specimen Preferred Stock Certificate.

4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 filed with the SEC on August 26, 2020).

4.4	Warrant Agreement, dated as of September 9, 2020, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2020).

10.1	Investment Management Trust Agreement, dated as of September 9, 2020, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2020).

10.2	Registration and Stockholder Rights Agreement, dated as of September 9, 2020, by and between the Company and the Sponsor (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2020).

10.3	Letter Agreement, dated as of September 3, 2020, among the Company, the Sponsor and the Company’s then current officers and directors (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2020).

10.4	Amendment to Letter Agreement, dated November 22, 2022, by and among the Company, the Sponsor, and the Company’s then current officers and directors (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2022).

10.5	Amended and Restated Letter Agreement, dated January 31, 2023, by and among the Company, the Sponsor and the other parties set forth on the signature pages thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 31, 2023).

10.6	Administrative Services Agreement, dated as of September 9, 2020, by and between the Company and the Sponsor (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on September 9, 2020).

10.7	Sponsor Support and Forfeiture Agreement, dated as of August 5, 2022, by and among the Sponsor, the Company and Legacy Nuburu (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2022).

10.8	Amendment to Sponsor Support and Forfeiture Agreement, dated November 22, 2022, by and among the Company, Legacy Nuburu, and the Sponsor (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2022).

10.9	Amended and Restated Sponsor Support and Forfeiture Agreement, dated January 31, 2023, by and among the Company, the Sponsor and Legacy Nuburu (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 31, 2023).

10.10	Stockholder Support Agreement, dated as of August 5, 2022, by and among the Company and certain stockholders of Legacy Nuburu (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2022).

10.11	Amended and Restated Registration Rights and Lock-Up Agreement, dated August 5, 2022, by and among the Company and the parties listed on the signature pages thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2022).

10.12	Amendment to Amended and Restated Registration Rights Lock-up, Agreement, dated November 22, 2022, by and among the Company and the Holders (defined therein) (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2022).

10.13	Second Amendment to Amended and Restated Registration Rights Lock-Up, Agreement, dated January 31, 2023, by and among the Company and the Holders (defined therein) (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 31, 2023).

10.14	Third Amendment to Amended and Restated Registration Rights Lock-up, Agreement, dated January 31, 2023, by and among the Company and the Holders (defined therein).

10.15	Preferred Stock Sale Option Agreement, dated August 5, 2022, by and among the Company and e Holders (as defined therein) (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2022).

10.16	Amendment to Preferred Stock Sale Option Agreement, dated November 22, 2022, by and among the Company and the Holders (as defined therein) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2022).

10.17	Second Amendment to Preferred Stock Sale Option Agreement, dated November 28, 2022 by and among the Company and the Holders (as defined therein) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2022).

10.18	Purchase Agreement, dated August 5, 2022, by and among the Company, Legacy Nuburu and Lincoln Park (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2022).

10.19	Registration Rights Agreement, dated August 5, 2022, by and among the Company, Legacy Nuburu and Lincoln Park (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2022).

10.20#	Nuburu, Inc. 2022 Equity Incentive Plan.

10.21#	Nuburu, Inc. 2022 Employee Stock Purchase Plan and forms of agreements thereunder.

10.22#	Nuburu, Inc. Executive Incentive Compensation Plan.

10.23#†	Amended and Restated Employment Agreement, effective December 3, 2022, by and between Mark Zediker and Legacy Nuburu (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-4/A filed with the SEC on November 29, 2022).

10.24#	Employment Agreement, effective December 2, 2022, by and between Brian Knaley and Legacy Nuburu (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-4/A filed with the SEC on November 29, 2022).

10.25#†	Amended and Restated Employment Agreement, effective December 2, 2022, by and between Brian Faircloth and Legacy Nuburu (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-4/A filed with the SEC on November 29, 2022).

10.26#	Form of Director Letter Agreement (incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement on Form S-4/A filed with the SEC on November 29, 2022).

10.27#	Form of Nuburu, Inc. Indemnification Agreement.

10.28†	Amended and Restated Lease Agreement between CSM Equities, L.L.C. and Legacy Nuburu, dated September 26, 2019 (incorporated by reference to Exhibit 10.13 to the Company’s proxy statement filed with the SEC on November 7, 2022).

10.29	Share Transfer Agreement, dated January 25, 2023, by and between the Sponsor and the party set forth on the signature pages thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 31, 2023).

21.1	List of subsidiaries of the Company.

99.1	Risk Factors.

99.2	Unaudited pro forma condensed combined financial information of the Company and Legacy Nuburu as of and for the nine months ended September 30, 2022.

99.3	Executive Compensation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to these exhibits have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2023

Nuburu, Inc.

By:	/s/ Brian Knaley
Name:	Brian Knaley
Title:	Chief Financial Officer